                                                                   EXHIBIT 10.48

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2

                            [GENE LOGIC LETTERHEAD]

December 28, 1998

Mr. K. Kiyose
Japan Tobacco Inc.
Pharmaceutical Division
JT Building 2-1, Toranomon 2-chome
Minatu-ko, Tokyo 105-8422 Japan

Re:  Drug Target and Drug Lead Discovery Collaboration Agreement

Dear Mr. Kiyose:

Thank you for your recent correspondence. As you requested, we have prepared this letter agreement to memorialize the exercise of the Indication #2 Option pursuant to Section 6.1 of that certain Drug Target and Drug Lead Discovery Collaboration Agreement, dated as of September 9, 1997 (the "Collaboration Agreement"), by and between Japan Tobacco Inc. ("JT") and Gene Logic Inc. ("Gene Logic"). Capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Collaboration Agreement.

JT hereby exercises the Indication #2 Option effective upon the date that JT signs this letter (the "Exercise Date"). Upon the Exercise Date, the Collaboration automatically will be expanded to include Indication #2 [...***...] upon the terms and conditions contained in the Collaboration Agreement.

In connection with the exercise of the Indication #2 Option, the parties hereby agree to amend Section 7.1 of the Collaboration Agreement solely with respect to Indication #2 and Indication #3 as set forth in the attachment to this letter. That attachment is an integral part of this letter agreement and is incorporated by reference herein.

Pursuant to Section 3.1 of the Collaboration Agreement. JT and Gene Logic will each be required to appoint their respective representatives to the RMC for Indication #2 promptly after the Exercise Date, but in any event within 10 days. In addition, within 30 days from the Exercise Date, the parties will be required to agree upon a Research Plan for the creation and use of the Research Databases by the parties for the first year of the Research Program with respect to Indication #2 in accordance with Section 2.1(a) of the Collaboration Agreement.

We look forward to continue working closely with JT on our expanded
Collaboration.

Gene Logic Inc.

/s/ Michael J. Brennan

Michael J. Brennan, M.D., Ph.D.
President & Chief Executive Officer

                                              *CONFIDENTIAL TREATMENT REQUESTED

                                       1.

Agreed to and accepted December 29, 1998:

Japan Tobacco Inc.

By:      /s/ Masakazu Kakei
   ----------------------------
           Masakazu Kakei

Title:  Executive Director

                         ATTACHMENT TO LETTER AGREEMENT
                       SETTING FORTH RESPECTIVE AMENDMENTS


               AMENDMENT OF SECTION 7.1 OF COLLABORATION AGREEMENT
                          WITH RESPECT TO INDICATION #2


        7.1 INDICATION #2 OPTION EXERCISE FEE AND RESEARCH REIMBURSEMENT PAYMENTS TO GENE LOGIC. The following payments will be made to Gene Logic only with respect to the Research Program for Indication #2:

                (a) Upon exercise of the Indication #2 Option, JT shall pay Gene Logic a [...***...] non-refundable option exercise fee (the "Indication #2 Option Exercise Fee"). The Indication #2 Option Exercise Fee shall be paid within 15 days of the Effective Date for Indication #2.

                (b) To defray research costs associated with creating the Research Databases and analyzing Samples pursuant to the Research Plan for Indication #2, during the Program Term for Indication #2 JT shall pay Gene Logic [...***...] on the first anniversary and each subsequent anniversary of the Effective Date for Indication #2.

Gene Logic shall issue signed invoices in advance for each payment due hereunder.




               AMENDMENT OF SECTION 7.1 OF COLLABORATION AGREEMENT
                          WITH RESPECT TO INDICATION #3


        7.1 INDICATION #3 OPTION EXERCISE FEE AND RESEARCH REIMBURSEMENT PAYMENTS TO GENE LOGIC. The following payments will be made to Gene Logic only with respect to the Research Program for Indication #3:

                (a) Upon exercise of the Indication #3 Option, JT shall pay Gene Logic a [...***...] non-refundable option exercise fee (the "Indication #3 Option Exercise Fee"). The Indication #3 Option Exercise Fee shall be paid within 15 days of the Effective Date for Indication #3.

                (b) To defray research costs associated with creating the Research Databases and analyzing Samples pursuant to the Research Plan for Indication #3, during the Program Term for Indication #3 JT shall pay Gene Logic [...***...] on the first anniversary and each subsequent anniversary of the Effective Date for Indication #3.

Gene Logic shall issue signed invoices in advance for each payment due hereunder.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                       1.